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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2001
                                                           -------------


                             WESTFIELD AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


             Missouri                  1-12923               43-0758627
   ----------------------------      ------------        -------------------
   (State of Other Jurisdiction      (Commission          (I.R.S. Employer
         of Incorporation)           File Number)        Identification No.)


11601 Wilshire Boulevard, 12th Floor, Los Angeles, California         90025
-------------------------------------------------------------      ----------
         (Address of Principal Executive Offices)                  (Zip Code)


     Registrant's telephone number, including area code       (310) 445-2427
                                                           --------------------


                                    No Change
          (Former name or former address, if changed since last report)


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ITEM 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.

(c)      Exhibits.

99.1     Other Financial Data

ITEM 9.  Regulation FD Disclosure.

              Exhibit 99.1 is added as the first page to Exhibit 99.1 to the Current Report on Form 8-K previously filed with the Securities and Exchange Commission on May 21, 2001.





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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WESTFIELD AMERICA, INC.



Date:  May 22, 2001                     By: /s/ Peter S. Lowy
                                           ------------------------------------
                                           Peter S. Lowy
                                           President & Chief Executive Officer





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                                  EXHIBIT INDEX


99.1              Other Financial Data.